FPA FUNDS TRUST'S FPA CRESCENT FUND
SUPPLEMENT DATED AUGUST 15, 2013, TO PROSPECTUS DATED APRIL 30, 2013

The Board of Trustees of FPA Funds Trust has approved a change in the investment objective of FPA Crescent Fund (the "Fund"). First Pacific Advisors, LLC, the Fund's investment adviser, does not anticipate that the change to the Fund's investment objective will impact the management of the Fund's portfolio.

The Fund's Prospectus is revised as described below.

On the cover of the Fund's Prospectus, the investment objective, which appears in the first sentence of text on the cover, is deleted and replaced as follows:

FPA Crescent Fund (FPACX) seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital.

The sections of the Fund's Prospectus entitled "Investment Objective" in the "SUMMARY SECTION" of the Prospectus and under "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS" are deleted and replaced as follows:

The Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund may change its investment objective without shareholder approval.